UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 17, 2024, Summit Midstream Partners, LP (NYSE: SMLP), a Delaware limited partnership (the “Partnership”), issued a press release relating to the proposed corporate reorganization of the Partnership from a master limited partnership to a C corporation (the “Corporate Reorganization”). A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

On June 17, 2024, the Partnership posted an investor presentation relating to the Corporate Reorganization on its website at www.summitmidstream.com. A copy of the investor presentation is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

On June 17, 2024, the Partnership furnished to its common unitholders a mailer relating to the Corporate Reorganization. A copy of the mailer is furnished herewith as Exhibit 99.3 and incorporated herein by reference.

The information furnished in this Item 7.01, along with information contained on the Partnership’s website (or linked therein or otherwise connected thereto), shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”), whether or not filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such document.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements concerning expectations for the future that are forward-looking within the meaning of the federal securities laws. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could,” including statements about the potential Corporate Reorganization, the benefits of the Corporate Reorganization, and any related opportunities and the plans and objectives of management for future operations. In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies and possible actions taken by the Partnership or its subsidiaries are also forward-looking statements. Forward-looking statements also contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause the Partnership’s actual results in future periods to differ materially from anticipated or projected results. An extensive list of specific material risks and uncertainties affecting the Partnership is contained in its Annual Report on Form 10-K for the year ended December 31, 2023, which the Partnership filed with the SEC on March 15, 2024 (the “Annual Report”), as amended and updated from time to time, including by the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, which the Partnership filed with the SEC on May 6, 2024, and by Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on June 3, 2024. Any forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Partnership undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed Corporate Reorganization of the Partnership. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Corporate Reorganization. The proposed Corporate Reorganization has been submitted to the Partnership’s common unitholders for their consideration. In connection with the proposed Corporate Reorganization, Summit Midstream Corporation, a Delaware corporation (“New Summit”), has filed with the SEC a Form S-4 containing the proxy statement/prospectus (the “Proxy Statement/Prospectus”) to be distributed to the Partnership’s common unitholders in connection with the Partnership’s solicitation of proxies for the vote of the Partnership’s common unitholders in connection with the proposed Corporate Reorganization and other matters as described in such Proxy Statement/Prospectus. The Proxy Statement/Prospectus also serves as the prospectus relating to the offer of the securities to be issued to the Partnership’s common unitholders in connection with the completion of the proposed Corporate Reorganization. The Partnership and New Summit may file other relevant documents with the SEC regarding the proposed Corporate Reorganization. The definitive Proxy Statement/Prospectus has been mailed to the Partnership’s common unitholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED CORPORATE REORGANIZATION, INVESTORS AND COMMON UNITHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED CORPORATE REORGANIZATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CORPORATE REORGANIZATION.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Partnership or New Summit with the SEC, may be obtained as such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a written request to the Partnership at 910 Louisiana Street, Suite 4200, Houston, Texas 77002.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Partnership, Summit Midstream GP, LLC (the “General Partner”), and certain of the General Partner’s executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Corporate Reorganization. Information regarding the General Partner’s directors and executive officers is available in the Annual Report. To the extent that holdings of the Partnership’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the proposed Corporate Reorganization filed with the SEC. Common unitholders and other investors should read the Proxy Statement/Prospectus carefully before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 17, 2024
99.2	Summit Midstream Partners, LP Investor Presentation
99.3	Summit Midstream Partners, LP Mailer
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	June 17, 2024	/s/ James D. Johnston
James D. Johnston, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

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